TETON Convertible Securities Fund

A series of The TETON Westwood Funds

SUMMARY PROSPECTUS January 28, 2021

Class AAA (WESRX), A (WEIAX), C (WEICX), I (WESIX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated January 28, 2021 are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://gabelli.com/), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com. Your election to receive reports on paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

Investment Objective

The Convertible Securities Fund seeks to provide a high level of current income as well as long term capital appreciation.

Fees and Expenses of the Convertible Securities Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Convertible Securities Fund. You may also incur usual and customary brokerage commissions and other charges when buying and selling shares that are not reflected in the fee table and expense example below. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in the Convertible Securities Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” of the Convertible Securities Fund’s statutory prospectus, in Appendix A, “Sales Charge Reductions and Waivers through Certain Intermediaries,” attached to the statutory prospectus, and in the section entitled, “Purchase and Redemption of Shares” of the Convertible Securities Fund’s Statement of Additional Information (“SAI”).

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less) payable to the Fund	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.37%	0.37%	0.37%	0.37%

Total Annual Fund Operating Expenses	1.62%	1.62%	2.37%	1.37%
Less Fee Waiver and/or Expense Reimbursement(1)	(0.47)%	(0.47)%	(0.47)%	(0.47)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.15%	1.15%	1.90%	0.90%

(1)Teton Advisors, Inc. (the “Adviser”) has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Convertible Securities Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.15% for Class AAA shares, 1.15% for Class A shares, 1.90% for Class C shares, and 0.90% for Class I shares. Under this same arrangement, the Convertible Securities Fund will carry forward, for a period not to exceed three years from the date that an amount is waived, any fees in excess of the expense limitation and repay the Adviser such amount provided the Convertible Securities Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment. The fee waiver and/or expense reimbursement arrangement will continue until at least January 31, 2022, unless sooner terminated by the Fund or by the Adviser with the consent of the Board, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

Expense Example

This example is intended to help you compare the cost of investing in the Convertible Securities Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Convertible Securities Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Convertible Securities Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$117	$465	$837	$1,882
Class A Shares	$513	$847	$1,204	$2,207
Class C Shares	$293	$695	$1,223	$2,670
Class I Shares	$92	$388	$705	$1,605

You would pay the following expenses if you did not redeem your shares of the Convertible Securities Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$117	$465	$837	$1,882
Class A Shares	$513	$847	$1,204	$2,207
Class C Shares	$193	$695	$1,223	$2,670
Class I Shares	$92	$388	$705	$1,605

Portfolio Turnover

The Convertible Securities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Convertible Securities Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Convertible Securities Fund’s performance. During the most recent fiscal year, the Convertible Securities Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

The Convertible Securities Fund invests, under normal circumstances, at least 80% of its net assets in convertible securities, and in derivatives and other instruments that have economic characteristics similar to such securities. The Convertible Securities Fund may invest in securities of any market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The Convertible Securities Fund may invest up to 20% of its net assets in common stocks, non-convertible preferred stocks, and non-convertible fixed income securities.

The Convertible Securities Fund may also invest in non-convertible debt securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by Gabelli Funds, LLC, the Convertible Securities Fund’s sub-adviser (the “Gabelli Sub-Adviser”), to be of comparable quality), within the above 20% limitation. The Convertible Securities Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities.

The Convertible Securities Fund may invest in illiquid or thinly traded securities, subject to any limitations described in the prospectus and/or Statement of Additional Information. The Convertible Securities Fund may also invest in securities that are eligible for resale under Rule 144A of the Securities Act of 1933, as amended.

The Convertible Securities Fund may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets countries (i.e., those that are in the initial stages of their industrial cycles), non-U.S. dollar denominated securities, and depositary receipts. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

By investing in convertible securities, the Convertible Securities Fund seeks the opportunity to participate in the capital appreciation of underlying stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility, which can limit the risk of loss in a down equity market.

In buying and selling securities for the Convertible Securities Fund, the Gabelli Sub-Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in company fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase have materially changed.

The portfolio managers evaluate each security’s investment characteristics as a fixed income instrument as well as its potential for capital appreciation. Under normal market conditions, the portfolio managers utilize this strategy to seek to capture approximately 60% to 80% of the upside performance of the underlying equities with 50% or less of the downside exposure.

The Convertible Securities Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants, and other derivative instruments. In response to adverse market, economic, political or other conditions, the Convertible Securities Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Convertible Securities Fund may not achieve its investment objective when it does so.

While the Convertible Securities Fund does not concentrate in any one industry, from time to time, based on economic conditions, it may make significant investments in certain sectors.

Principal Risks:

You may want to invest in the Fund if:

•you are a long term investor

•you seek a high level of current income as well as growth of capital

The Convertible Securities Fund’s share price will fluctuate with changes in the market value of the Convertible Securities Fund’s portfolio securities and changes in prevailing interest rates. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell Convertible Securities Fund shares, they may be worth more or less than what you paid for them; you may lose money by investing in the Fund.

Investing in the Convertible Securities Fund involves the following risks:

•Coronavirus (“COVID-19”) and Global Health Events. COVID-19 and concerns about its rapid spread and infections have severely impacted business activity in virtually all economies, markets, and sectors and negatively impacted the value of many financial and other assets. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. These events could have a significant impact on the Fund’s performance, as well as the performance and viability of issuers in which it invests.

•Convertible Securities Risk. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock.

•Credit Risk. The Convertible Securities Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Convertible Securities Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Convertible Securities Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

•Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Convertible Securities Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Convertible Securities Fund’s securities goes down, your investment in the Convertible Securities Fund decreases in value.

•Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•Healthcare Risks. The healthcare sector includes companies relating to medical and healthcare goods and services, such as companies engaged in manufacturing medical equipment, supplies and pharmaceuticals, as well as operating healthcare facilities and the provision of managed healthcare. Companies in this sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

•High Yield Securities Risk. The Convertible Securities Fund may invest in higher yielding, lower rated bonds, commonly called “junk bonds”. Bonds that are rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Gabelli Sub-Adviser to be of comparable quality, are generally considered to be high yield bonds. These high yield bonds are subject to greater risks than lower yielding, higher rated debt securities. As a result, the Convertible Securities Fund may experience losses associated with its holdings of high yield securities.

•Information Technology Risks. The information technology sector includes companies engaged in developing software and providing data processing and outsourced services, along with manufacturing and distributing communications equipment, computers and other electronic equipment and instruments, and semiconductors and semiconductor equipment manufacturers. Information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel. Additionally, information technology companies face rapid technological development and frequent new product introduction by competitors. Information technology companies typically rely on patents and intellectual property rights.

•Interest Rate Risk. The Convertible Securities Fund’s investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Convertible Securities Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

•Management Risk. If the portfolio manager is incorrect in her assessment of the growth prospects of the securities the Convertible Securities Fund holds, then the value of the Convertible Securities Fund’s shares may decline.

•Sector Risk. Although the Fund does not employ a sector focus, the percentage of the Fund’s assets invested in a particular sector can increase from time to time based on the Adviser’s perception of available investment opportunities. If the Fund invests a significant portion of its assets in a particular sector, the Fund will be subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately and negatively affect that sector. In addition, investments in a particular sector may be more volatile than the broader market as a whole, and the Fund’s investments in such a sector may be disproportionately susceptible to losses.

•Small-Cap Company Risk. Although small-cap companies may offer greater potential for capital appreciation than larger companies, investing in securities of small-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small-cap company stock prices tend to rise and fall in value more than other stocks.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Convertible Securities Fund by showing changes in the Convertible Securities Fund’s performance from year to year, and by showing how the Convertible Securities Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index and another relevant index. As with all mutual funds, the Convertible Securities Fund’s past performance (before and after taxes) does not predict how the Convertible Securities Fund will perform in the future. Updated information on the Convertible Securities Fund’s results can be obtained by visiting www.gabelli.com.

TETON CONVERTIBLE SECURITIES FUND
(Total returns for Class AAA Shares for the Years Ended December 31)

40%
30%
20%
10%
0%
-10%
2.57%
9.23%
27.32%
6.46%
-6.42%
6.32%
17.56%
-0.86%
24.43%
27.22%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

During the calendar years shown in the bar chart, the highest return for a quarter was 16.62% (quarter ended December 31, 2020) and the lowest return for a quarter was (13.48)% (quarter ended March 31, 2020).

Average Annual Total Returns (for the years ended December 31, 2020, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
TETON Convertible Securities Fund Class AAA Shares
Return Before Taxes	27.22%	14.42%	10.80%
Return After Taxes on Distributions	26.01%	13.18%	10.09%
Return After Taxes on Distributions and Sale of Fund Shares	16.56%	11.10%	8.67%
TETON Convertible Securities Fund Class A Shares
Return Before Taxes	21.86%	13.21%	10.07%
Class C Shares
Return Before Taxes	25.22%	13.55%	9.97%
Class I Shares
Return Before Taxes	27.50%	14.72%	11.07%
Indexes (reflects no deduction for fees, expenses or taxes)
ICE Bank of America Merrill Lynch U.S. Convertibles Index	46.22%	17.75%	12.58%
Standard & Poor’s 500 Index	18.40%	15.22%	13.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Convertible Securities Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Convertible Securities Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, including Roth IRAs and SEP IRAs (collectively “IRAs”).

Management

The Adviser. Teton Advisors, Inc.

The Sub-Adviser. Gabelli Funds, LLC

The Portfolio Managers. The Convertible Securities Fund’s portfolio is jointly managed by Ms. Jane O’Keeffe, Mr. Thomas Dinsmore, CFA, and Mr. James Dinsmore, CFA. Ms. O’Keeffe, Mr. T. Dinsmore, and Mr. J. Dinsmore have served as portfolio managers of the Fund since 2016.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan.

Class I shares are available to investors with a minimum investment of $100,000 when purchasing shares directly through G.distributors, LLC, the Convertible Securities Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares, and which have different minimum investment amounts. If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem the Convertible Securities Fund’s shares on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Convertible Securities Fund shares by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal delivery or overnight delivery (The Gabelli Funds, c/o DST Asset Manager Solutions, Inc., 430 W 7th Street STE 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase Convertible Securities Fund shares by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554).

Convertible Securities Fund shares can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker-dealer or other financial intermediary will transmit these transaction orders to the Convertible Securities Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Convertible Securities Fund.

Tax Information

The Convertible Securities Fund expects that distributions will generally be taxable as ordinary income or long term capital gains to taxable investors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Convertible Securities Fund through a broker-dealer or other financial intermediary (such as a bank), the Convertible Securities Fund and its related companies may pay the intermediary for the sale of Convertible Securities Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Convertible Securities Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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